Exhibit 99.1

June 29, 2011

NEWS RELEASE

DRILLING AROUND EL GALLO CONTINUES TO

BUILD ON THE OPEN PIT POTENTIAL

TORONTO, ONTARIO (June 29, 2011) US GOLD CORPORATION (NYSE: UXG) (TSX: UXG) is pleased to announce new drill results from Palmarito and Haciendita, located within hauling distance of the company’s El Gallo discovery and planned process facilities, in Sinaloa State, Mexico (Fig. 1). The results highlight the potential to grow the project as it moves through the feasibility stage. Currently 15 drills are operating at and around El Gallo.

Exploration Highlights

Palmarito

•                  Mineralization has been extended approximately 300 meters (985 feet) south, 100 meters (325 feet) west and 45 meters (150 feet) vertically, with intersections of 124.4 gpt silver over 9.2 meters, 638.0 gpt silver over 2.9 meters and 93.5 gpt silver over 12.5 meters. All results start at or near surface.

•                  Delineation drilling, designed to upgrade inferred mineralization to the measured and indicated categories, continues to confirm wide, near surface intersections of good grade:  106.5 gpt silver, 0.7 gpt gold over 18.8 meters.

•                  Testing a historic hole returns better grades and thickness, indicating an opportunity to potentially add ounces in previously defined areas.

Haciendita

•                  Results from this recent discovery have returned additional encouragement, with gold values being intersected over good thicknesses: 2.1 gpt gold over 28.9 meters and 1.2 gpt gold over 19.7 meters.

Palmarito Expanded in Multiple Directions

(Fig 1, 2 and 3)

The primary objective of US Gold’s exploration at Palmarito is to continue expanding the near surface resource by drilling beyond and below the proposed open pit design. The latest results demonstrate the deposit has been extended in multiple directions, including a significant 300 meter (985 feet) step-out to the south (PMX-108), a 100 meter (325 feet) step-out to the west (PMX-095) and an additional 45 meters (150 feet) vertically (PMX-089 and PMX-106). Although infill drilling will be required, the silver mineralization intersected in these holes appears to be the continuation of the known zones and could have important implications for growing the resource. Highlights from the expansion holes are shown below.

Hole #	Silver	Gold	Length	From	Silver	Gold	Length	From
	(gpt)	(gpt)	(meters)	(meters)	(opt)	(opt)	(feet)	(feet)

PMX-087	82.1	0.4	5.8	6.3	2.4	0.01	19.0	20.7

PMX-089	638.0	0.3	2.9	46.1	18.6	0.01	9.5	151.5
Including	1,745.0	0.4	0.4	47.6	50.9	0.01	1.3	156.2

PMX-091	72.3	—	18.0	140.0	2.1	—	59.1	459.3

PMX-093	124.4	0.1	9.2	0.0	3.6	—	30.2	0.0

PMX-095	82.2	—	7.4	140.6	2.4	—	24.3	461.3

PMX-096	119.4	—	5.1	0.0	3.5	—	16.7	0.0

PMX-106	133.1	0.2	9.4	103.5	3.9	0.01	30.9	339.6
Including	287.8	0.3	1.8	106.8	8.4	0.01	5.9	350.4

PMX-108	93.5	—	12.4	0.6	2.7	—	40.7	2.0

PMX-111	74.3	0.1	10.6	47.0	2.2	—	34.8	154.2

Palmarito - Converting Inferred Mineralization

Three new holes were drilled with the objective of upgrading inferred mineralization to the measured and indicated categories. The results continue to successfully confirm the grade and thickness of this mineralization.

Hole #	Silver	Gold	Length	From	Silver	Gold	Length	From
	(gpt)	(gpt)	(meters)	(meters)	(opt)	(opt)	(feet)	(feet)

PMX-082	106.5	0.7	18.8	9.2	3.1	0.02	61.7	30.2
Including	800.0	0.5	0.4	15.6	23.2	0.01	1.3	51.2

PMX-114	71.3	1.4	11.4	16.6	2.1	0.04	37.4	54.5

PMX-116	135.3	0.1	2.6	58.9	3.9	—	8.5	193.4

Rethinking Historical Drilling

Palmarito was originally drilled in the mid-1990’s. Based on the drilling method (reverse circulation), US Gold believes there is a possibility the silver grades were understated. Earlier this year, drilling to infill and offset these earlier holes consistently returned better grades, helping to confirm this theory. US Gold has now twinned several historic reverse circulation holes, with the results from the first hole having been received. The holes were selected for twinning because they generally fell just outside of the planned pit and upgrading the silver values could help make this mineralization economic. The first hole encountered silver grades approximately 50% higher than the original. In addition, the zone was wider than anticipated. Once results from the remaining holes have been received, US Gold will determine if more twinning is warranted. Results comparing the two holes are shown below.

Hole #	Silver	Gold	Length	From	Silver	Gold	Length	From
	(gpt)	(gpt)	(meters)	(meters)	(opt)	(opt)	(feet)	(feet)

PMX-113 (New)	89.2	0.2	11.5	43.5	2.6	0.01	37.7	142.7
P14 (Historic)	60.0	0.2	7.3	42.4	1.8	0.01	24.0	139.1
Grade Increase	+49%
Width Increase	+58%

Currently, three of the fifteen drills located throughout the El Gallo district are working at Palmarito. Drilling to follow up on these results is underway.

Haciendita Exploration Drill Results (Fig. 1)

New drilling has extended the Haciendita discovery to the northeast. In addition, two new zones have been discovered northwest and northeast of the initial drilling. The new results continue to return near surface, gold and silver mineralization over good widths and build upon results released earlier this year. The Haciendita area is comprised of near surface zones that are shallow dipping. It is located 10 km (6 miles) north of El Gallo. Highlights from the recent drilling are shown below.

Hole #	Gold	Silver	Length	From	Gold	Silver	Length	From
	(gpt)	(gpt)	(meters)	(meters)	(opt)	(gpt)	(feet)	(feet)

HCX-017	1.0	21.3	12.6	7.4	0.03	0.6	41.3	24.3
Including	3.5	65.0	2.4	17.6	0.10	1.9	7.9	57.7

HCX-019	1.1	20.9	15.3	21.4	0.03	0.6	50.2	70.2
Including	6.2	29.9	1.2	27.2	0.18	0.9	3.9	89.2

HCX-027	1.0	34.0	8.0	0.0	0.03	1.0	26.2	0.0

HCX-030	1.0	11.6	5.2	83.6	0.03	0.33	17.1	274.3

HCX-033	0.8	65.9	12.5	8.9	0.02	1.9	41.0	29.2

MGX-019	2.1	9.5	28.9	7.7	0.06	0.3	94.8	25.3
Including	28.6	29.4	1.1	31.3	0.83	0.9	3.6	102.7

MGX-020	1.2	6.2	19.7	7.8	0.04	0.2	64.6	25.6
Including	8.9	14.3	1.0	23.2	0.26	0.4	3.3	76.1

ABOUT US GOLD (www.usgold.com)

US Gold’s objective is to qualify for inclusion in the S&P 500 by 2015. US Gold explores for gold and silver in the Americas and is advancing its El Gallo Project in Mexico and its Gold Bar Project in Nevada towards production. US Gold’s shares are listed on the NYSE and the TSX under the symbol UXG, trading 1.9 million shares daily during the past twelve months. US Gold’s shares are included in S&P/TSX and Russell indices and Van Eck’s Junior Gold Miners ETF. Rob McEwen, Chairman and CEO, owns 20% of the shares of US Gold. On June 14, 2011 the Company announced that Mr. McEwen proposed to combine the Company with Minera Andes to create a high growth, low-cost, mid-tier silver producer focused on the Americas.

This news release has been viewed and approved by John Read, CPG, US Gold’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Company’s Magistral Mine property.  One quarter to one half of the split drill core is shipped to ALS Chemex for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples.

All holes were drilled with HQ bits and reduced to NTW where required. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian J. Ball	Mailing Address
Senior Vice-President	99 George Street, 3rd Floor
Tel: (647) 258-0395	Toronto, ON M5A 2N4
Toll Free: (866) 441-0690	E-mail: info@usgold.com
Fax: (647) 258-0408

Table 1. Drill Results: Core Holes Assays	June 2011

Hole #	Silver	Gold	Length	From	Azimuth	Dip	Easting	Northing
	(gpt)	(gpt)	(meters)	(meters)

Palmarito
PMX-082	106.5	0.7	18.8	9.2	230°	-50°	201283	2830555
Including	800	0.5	0.4	15.6

PMX-085	64	0.1	7.2	97.8	0°	-90°	201325	2830741

PMX-086	—	—	—	—	180°	-70°	201027	2830643

PMX-087	82.1	0.4	5.8	6.3	280°	-50°	201302	2830384

PMX-088	70.6	0.1	3.1	150	0°	-90°	201405	2830623

PMX-089	34.6	0.7	12.3	17.3	0°	-90°	201069	2830597
And	638	0.3	2.9	46.1
Including	1745	0.4	0.4	47.6

PMX-090	35	—	31.9	149.5	0°	-90°	201430	2830392
Including	50.8	—	6.1	149.5

PMX-091	72.3	—	18	140	0°	-90°	201407	2830778
Including	114	—	4	151

PMX-092	86.8	0.1	5.3	86.1	180°	-50°	200941	2830584
Including	277	0.2	1.2	86.1

PMX-093	124.4	0.1	9.2	0	280°	-50°	201226	2830720
Including	369.6	0.5	1.5	5.6

PMX-094	120.3	—	3.6	229.6	0°	-90°	201507	2830720

PMX-095	128.2	—	2.5	43	180°	-50°	200889	2830575
And	82.2	—	7.4	140.6

PMX-096	119.4	—	5.1	0	280°	-50°	201208	2830146

PMX-097	48.9	0.1	14.6	244.8	0°	-90°	201524	2830688
Including	82.6	—	2.2	252.9

PMX-098	—	—	—	—	0°	-90°	201499	2830660

PMX-099	83.4	0.1	6.1	181.9	0°	-90°	201445	2830667
Including	111.4	0.1	3.5	182.5

PMX-100	90.6	—	1.7	76.1	100°	-50°	201029	2835611

PMX-101	64.8	0.2	1.2	199.8	0°	-90°	201466	2830638

PMX-102	88.8	—	2	24.4	290°	-70°	200977	2830224
And	67.6	—	3	95.3
And	86.4	—	4.1	129.5
Including	196	0.1	1.4	130.2

PMX-103	56.8	—	5	4.9	250°	-50°	201056	2829866

Hole #	Silver	Gold	Length	From	Azimuth	Dip	Easting	Northing
	(gpt)	(gpt)	(meters)	(meters)

PMX-104	57.7	0.1	11.5	143.6	230°	-70°	201437	2830624
Including	90.9	0.3	4.8	150.3

PMX-105	—	—	—	—	250°	-50°	201038	2829845

PMX-106	76.3	—	1.4	42.7	290°	-70°	201007	2830229
And	133.1	0.2	9.4	103.5
Including	287.8	0.3	1.8	106.8

PMX-107	44	—	1.6	176	110°	-80°	200966	2830582

PMX-108	93.5	—	12.4	0.6	250°	-50°	201657	2829901

PMX-109	59.3	0.1	1.6	33.6	180°	-60°	201244	2830642

PMX-110	41.8	—	13.9	18.4	280°	-60°	201256	2830668

PMX-111	74.3	0.1	10.6	47.0	180°	-75°	201233	2830668
Including	149	0.6	0.8	47.0
Including	200	—	0.7	54.9

PMX-112	314.0	0.3	0.5	119.0	290°	-50°	200963	2830191

PMX-113	89.2	0.2	11.5	43.5	0°	-90°	201281	2830647

PMX-114	71.3	1.4	11.4	16.6	280°	-80°	201312	2830389

PMX-115	41.4	0.3	5.1	94.6	0°	-90°	201368	2830473

PMX-116	135.3	0.1	2.6	58.9	280°	-60°	201350	2830338

Haciendita
HCX-017	21.3	1	12.6	7.4	250°	-45°	217381	2852086
Including	65	3.5	2.4	17.6

HCX-018	—	—	—	—	250°	-60°	217347	2852152

HCX-019	20.9	1.1	15.3	21.4	250°	-50°	217423	2852168
Including	29.9	6.2	1.2	27.2
Including	43.5	1.4	3.4	31.8

HCX-020	18.9	0.7	2.8	15.4	250°	-50°	217458	2852202

HCX-021	—	—	—	—	250°	-50°	217490	2852237

HCX-022	48.2	1.1	4.8	37.3	250°	-50°	217510	2852200
Including	216	4.9	0.8	37.1

HCX-023	19.9	1.2	1	38.1	250°	-50°	217557	2852141

HCX-024	—	—	—	—	250°	-50°	217504	2852073

HCX-025	4.6	1	1.1	103.7	250°	-50°	217558	2852095

HCX-026	—	—	—	—	250°	-50°	217558	282028

Hole #	Silver	Gold	Length	From	Azimuth	Dip	Easting	Northing
	(gpt)	(gpt)	(meters)	(meters)

HCX-027	34	1	8	0	230°	-50°	217541	2852276
Including	52.1	2.1	3.1	0

HCX-028	8.8	1.3	1.7	24.4	250°	-50°	217587	2852279

HCX-029	—	—	—	—	250°	-50°	217530	2852225

HCX-030	11.6	1	5.2	83.6	250°	-50°	217530	2852187

HCX-031	14	0.6	3.4	75.1	250°	-50°	217533	2852187

HCX-032	31.9	1.3	2.5	34.6	250°	-50°	217582	2852159

HCX-033	65.9	0.8	12.5	8.9	250°	-50°	217582	2852170
Including	141.4	2	3	15.3

MGX-018	10.8	0.7	2.9	13.6	225°	-60°	216337	2852429

MGX-019	9.5	2.1	28.9	7.7	225°	-45°	216357	2852497
Including	29.4	28.6	1.1	31.3

MGX-020	6.2	1.2	19.7	7.8	225°	-45°	216439	2852498
Including	14.3	8.9	1	23.3

Figure 1
El Gallo District - Location of Veins

June 2011

180000
190000
200000
210000
220000
230000
240000
250000
2880000
2870000
2860000
2850000
2840000
2830000
Haciendita
Proposed
Process Plant
El Gallo
Palmarito
N
0 3 6
Miles
0 5 10
Km
Legend
US Gold Concessions
Mineralized Veins
Proposed Process
Facilities

US★GOLD

Figure 2
Palmarito Mineralization: Plan (Aerial View)

June 2011

Legend
Measured & Indicated
Inferred
June 2011 Core Hole
Pit Outline
PMX-084 = Drill Hole #
Pit Design
$18 Silver Price
PMX-091
PMX-085
PMX-094
PMX-097
PMX-111
PMX-113
PMX-086
PMX-109
PMX-099
PMX-098
PMX-089
PMX-088
PMX-101
PMX-095
PMX-107
PMX-082
PMX-104
PMX-092
PMX-100
PMX-115
PMX-087
PMX-090
PMX-114
PMX-106
PMX-116
PMX-102
PMX-112
PMX-093
PMX-110
PMX-096
PMX-108
PMX-103
PMX-105

US★GOLD

Figure 3
Palmarito Cross Sectional View (Section Number: PAL Northwest 09)

June 2011

S
Pit Design
$18 Silver Price
PMX-089
638.0 gpt Ag / 2.9 m
Surface
N
Legend
Measured & Indicated
Inferred
2011 Core Hole
Pre-2011 RC Hole
Mineral Intercept
Mineralization May Cont. In this Direction